     GENERAL
GA\  ACCIDENT
     INSURANCE
                                                    Agency
                                                    Agreement

  General Accident Insurance Company of America
  The Camden Fire Insurance Association
  Potomac Insurance Company of Illinois
  Pennsylvania General Insurance Company
  PG Insurance Company of New York
  GA Insurance Company of New York
  General Assurance Company

 AGENCY AGREEMENT
=========================================================================================================================

|X| General Accident Insurance      |X| The Camden Fire           |X| Pennsylvania General     |X|Potomac Insurance
    Company of America                  Insurance Association         Insurance Company           Company of Illinois

|_| GA Insurance                    |_| General                   |_| PG Insurance
    Company of New York                 Assurance Company             Company of New York
==========================================================================================================================

Each company designated above, as now or hereafter constituted, its successors and assigns, is a party to this Agreement and is severally, but not jointly referred to as "Company", and has its agency administration office in Philadelphia, Pennsylvania.

Preferred Employers Group, Inc.
--------------------------------------------------------------------------------

NAME
Suite 301 1125 N.E. 125th St North Miami, Florida 33161
--------------------------------------------------------------------------------

ADDRESS

is a party to this Agreement and is hereafter referred to as "Agent". It is agreed between Company and Agent that:

1. Authority of Agent

Agent is an independent contractor, and not an employee of Company, for all purposes, including federal tax, and Agent shall have exclusive control over the conduct of Agent's business and the selection of companies Agent shall represent, subject to requirements imposed by law, the terms of this Agreement and schedules, addenda, or attachments hereto, and the underwriting rules and regulations of Company.

Company grants Agent the following authority:

a. To operate as an agent for Company in the jurisdictions where Agent is properly licensed with respect to the classes of risks specified in paragraph l.b. below. Agent shall not, however, have the exclusive right to act on Company's behalf in such jurisdictions.

b. To solicit, receive, accept, bind, issue or endorse insurance contracts to the extent authorized by the Statement of Binding Authority attached to this Agreement, covering classes of risks for which commission is specified in commission schedules or addenda attached hereto, and as outlined in Company underwriting guides or any other document. The Statement of Binding Authority may be changed at any time at the sole discretion of the Company upon written notice to Agent. Agent shall transmit copies of all evidence of insurance and endorsements issued or shall otherwise notify Company of all liability accepted not later than the third business day following inception of coverage.

c. To collect and account for premium in accordance with Company procedures on business written by Agent. Agent shall act in a fiduciary capacity with respect to all premiums collected.

d. To request cancellation or nonrenewal of any policy placed by Agent with Company.

     1. Upon Agent's request, Company shall give advance written notice of cancellation or nonrenewal to the policyholder or obligor.

     2. Nothing in this Agreement shall interfere with Company's right to cancel or nonrenew any insurance policy issued by or through Agent.

     3. The rights and obligations contained in this paragraph d. with respect to cancellation and nonrenewal of insurance policies are subject to requirements imposed by law and must be in compliance with any applicable provisions contained within the insurance contracts.

II. Premium Accounting

Unless otherwise noted, the following provisions are applicable to all business placed by Agent with Company except business written under Company's direct billing system.

a. Agent shall be responsible for all earned premium, whether original, renewal, installment or other, on business written by Agent and placed with Company and Company shall not have responsibility for premium advanced by Agent.

b. Whenever a policy or binder is issued, premium shall be deemed to have been earned unless such policy or binder is returned within thirty (30) days after the effective date or date of issue, whichever is later, with evidence satisfactory to Company that the issuance of such policy or binder did not result in contractual or other liability on the part of Company.

c. Premium which has been determined by audits, retrospective rating adjustments and interim reports shall be fully earned. Agent's responsibility for such premium shall be waived if Agent furnishes written notice of collection difficulties to Company within thirty (30) days of date Agent receives the billing notice. Otherwise, Agent accepts full responsibility for payment and must forward to Company such premium when due. No commission shall be allowed on premium collected directly by Company under this provision.

d. Itemized statements of money due Company or due Agent shall be prepared monthly by Company unless both parties agree that Agent should prepare said statements. Any such statement prepared by Agent shall be received by Company within fifteen (15) days following the end of the month for which the statement was prepared.

e. The balance shown in the statement due Company or due Agent shall be payable not later than forty-five (45) days after the end of the account month for which such statement was prepared.

f. If Agent is delinquent in paying any premium due Company, any and all monies payable to Agent, including profit sharing contingencies and direct bill commission, may be applied against such outstanding premium.

g. Omission of any item from a monthly statement or disagreement over the accuracy of any item that appears on the statement shall not relieve either party of the responsibility to account for and pay all amounts due the other, nor shall it prejudice the right of either party to collect all such amounts due from the other.

h. All financial and accounting records of Agent pertaining to business written through Company shall be subject to inspection or audit by Company representatives at all reasonable times.

III. Direct Billed Policies

On policies for which Company will bill insureds directly, the following provisions apply:

a. Agent shall submit all applications to Company and shall collect and remit to Company with each application any required deposit premium in gross, without deducting any commission which may be due Agent by Company under the terms of this Agreement.

b. Following issuance of the initial policy and collection of the initial premium, Company shall assume full responsibility for billing and collecting all premium, including any endorsement premium.

c. Company shall pay commissions within thirty (30) days after the end of the month in which it receives and records premium, subject to any setoff to which it is entitled.

d. Company shall clearly identify Agent by name on all policies, endorsements, premium notices, renewal certificates, and cancellation and nonrenewal notices to policyholders.

IV. Commissions

a. As full compensation for services, Company shall pay Agent commissions in accordance with the most recent commission schedule made part of this Agreement ("Schedule") on premium reported and paid to Company on business written by Agent. Agent agrees to refund unearned commission, whenever premiums are refunded by Company, at the same rate at which such commission was originally paid or retained.

b. Any commission rate set forth in the Schedule, shall not be changed by Company except that:

     1. Agent and Company may agree in writing to amend the commission rate for any and all lines of business specified in the Schedule.

     2. Company may change any commission rate upon not less than ninety (90) days written notice to Agent. No change in any rate of commission may be made until such rate of commission has been in effect for a period of twelve (12) months or more or unless the change is a result of governmental authority having effectively amended the provision for commission in the rate structure.

     3. If this Agreement is terminated under Section IX.a.1, 2 or 3, commission payments shall cease on the date of termination. If this Agreement is terminated under Section IX.a.4., commission payments shall be paid in accordance with the terms of the agreement between Company and Agent. If this Agreement is terminated under Section IX.a.5., commissions shall be paid in accordance with subparagraph
          (vi) of Section IX.a.5.

     4. Nothing in this Agreement, or in the Schedule, shall be construed to prohibit Agent and Company from negotiating special rates of commission applicable to individual risks or policies. Any agreement regarding such special rates must be in writing and signed by Agent and an authorized representative of Company.

V. Recovery Credits

Company shall include subrogation and salvage recoveries in the preparation of statistical data pertaining to Agent's business with Company.

VI. Amendments to Agreement

This Agreement may be amended at any time by written agreement of Agent and Company. This section does not apply to amendments of the Statement of Binding Authority or Schedule, which may be revised by Company in accordance with sections l.b. and IV.b.2

 VII. Indemnification

     a. Company shall indemnify and hold Agent harmless from and against all sums, including costs and expenses of suit defense and settlement, net of any insurance proceeds or other realized recoveries received, which Agent shall become legally obligated to pay by reason of liability imposed on Agent by law for damages sustained by policyholders of Company, caused solely and directly by error or omission of Company in the preparation and handling of policies, or, in the instance of direct billed business, by Company's failure to send to any policyholder, before due date, a notice of premium due.

     b. Company agrees to indemnify and hold Agent harmless against any civil claim or liability for damages and expenses, including the costs of defending suit, net of any insurance proceeds or other realized recoveries received, which Agent may be obligated to pay as a direct result of Company's failure to comply with the requirements of any law pertaining to Company's conduct of the insurance business, except when such failure is the result of the negligence or willful or intentional act or omission of Agent.

     c. Agent shall promptly notify Company upon receipt of any claim or suit which may be referred to Company under paragraphs a. or b. above.

     d. With regard to any claim to which paragraphs a. or b. of this Section Vll applies, Agent shall not (i) make any hold harmless agreement or contract any expense nor voluntarily assume liability in any situation nor (ii) make or contract any settlement of a claim against Agent, except at Agent's own cost and responsibility, without the written authorization of Company. Agent shall at all times fully cooperate with Company in the defense of any claim hereunder, shall assist in the preparation for trial and shall, if requested, attend the trial of any such claim.

 VIII. Suspension

If Agent does not make timely accounting for or payment of any sums due Company, Company reserves the right, upon written notice to Agent, to suspend Agent's authority to bind coverage, write any new or renewal business, or change any policy during the period of the suspension. Agent shall not be suspended because of routine differences in the accounting records of Agent and Company unless such differences involve the willful withholding of premium collected by Agent.

 X. Termination

     a. This Agreement, and any Schedule, addendum or attachment hereto, shall be terminated:

          1. By Company, immediately and without notice to Agent, if any public authority cancels or declines to renew Agent's license or certificate of authority;

          2. By Company, immediately and without notice to Agent, in the event of Agent's fraud, insolvency, gross and willful misconduct, abandonment, or failure to pay over to Company monies due after receipt of written demand therefor;

          3. By Company, immediately and without notice to Agent, on the effective date of sale or transfer of Agent's business; Agent's merger, consolidation, or reformation; or termination of any partnership, unless Company has first agreed in writing to the assignment of this Agreement;

          4. By mutual written agreement of Company and Agent, and in accordance with the terms and conditions to which they have agreed; or

          5. By either party for any reason, upon not less than ninety (90) days written notice to the other, in which event the following conditions shall apply:

               (i) Agent's authority to issue claim drafts and to solicit, bind, execute, or issue contracts of insurance for new business, certificates or renewals shall cease as of the time notice of termination of this Agreement is given.

               (ii) Unexpired policies shall be continued in force until
                    expiration, subject to earlier termination in accordance with Company's underwriting standards or for nonpayment of premium.

               (iii) Company shall, if Agent so requests, renew all policies written through Agent for the next one year policy period which commences on the effective date of termination. In no event shall the period be more than one year, unless such period is extended by law. Company shall have no obligation to renew or continue coverage through the terminated Agent under this subsection unless:

                    A. The risk being insured is acceptable to Company according to the underwriting standards in effect on the renewal or anniversary date; and

                    B.   Agent is not in violation of this Agreement; and

                    C.   Agent's license is in force; and

                    D. The policy is not cancelled or nonrenewed for statutory cause.

               (iv) Company shall honor any direct request by a policyholder for coverage through another agent or for cancellation of the policy.

               (v) Agent shall be authorized, subject to underwriting rules and practices of Company, to effect any necessary changes on inforce policies of insurance, provided that the changes do not increase or extend Company's liability under, or alter the terms of, any such policy. Agent shall collect and remit premium to Company on such policies as a fiduciary and in accordance with Company procedures and this Agreement.

               (vi) Company shall pay commissions for all policies renewed under the provisions of subparagraph (iii) above, either at the rate specified in the Schedule, or at Company's standard rate at time of renewal, whichever is less. This provision shall not apply if Company is legally prohibited from issuing nonrenewal notices or nonrenews a policy of insurance according to proper nonrenewal procedure, but is nonetheless required by law or regulation to reinstate it, unless commissions on such renewals are required by law to be paid. This provision shall also not apply following expiration of the one-year renewal cycle described in subparagraph (iii), above.

               (vii) Subparagraph (iii), (v) and (vi) above shall apply only if ownership of the policies remains with Agent, pursuant to
                    Section X below.

     b. Upon termination, Agent shall return to Company any unused applications, policies, claim drafts, forms or other Company supplies furnished to Agent. These shall always remain the property of the Company and must be accounted for upon demand by Company.

     c. Company shall, at Agent's request, provide a record of unexpired direct billed policies Agent has placed with Company.


X. Ownership of Business

     a. While this Agreement is in effect, Company shall not use its records of insurance placed by Agent to directly contact policyholders for the purpose of offering other kinds of insurance, products or services. This provision shall not apply when Company is required by law to directly contact its policyholders or when Company is acting on the Agent's behalf. In either case, Company shall send Agent an advance copy of such documents and they shall refer the policyholder to Agent for additional information.

     b. In the event of termination of this Agreement, Agent having promptly accounted for and paid over to Company all premium for which Agent may be liable, Agent's records, and use and control of expirations, shall remain the property of Agent and be left in Agent's undisputed possession; otherwise records, and use and control of expirations shall be vested in Company with right of sale. In the exercise of its right to collect any indebtedness due from Agent, including the sale of expirations, Company shall be accountable to Agent for any sums received which, net of expenses, exceed the amount of Agent's indebtedness including accumulated interest, and Agent shall remain liable for the amount by which such indebtedness and interest exceeds the sums actually received by Company and such excess shall be payable by Agent at any time upon demand by Company and without regard to the terms of any promissory note, agreement of sale, or other collection agreement providing for periodic or postponed payment of the indebtedness.

XI. Underwriting Pools

The provisions of this Agreement shall not apply to business administered by Underwriting Associations Syndicates or Pools.

XII. Brokered Business

Agent shall submit to Company only that business which Agent has directly solicited and which is under Agent's direct control. Agent shall not broker business for another producer without the prior written approval of an authorized Company representative.

XIII. Financial Statements

Upon request, Agent shall provide Company with Agent's financial statements prepared in accordance with generally accepted accounting principles and upon which a certified public accountant has rendered a compilation letter.

XIV. Non-Waiver

Failure or delay of Company for any reason, or for any length of time, to exercise any of its rights under this Agreement or to insist upon Agent's compliance with any or all provisions of this Agreement shall not constitute waiver thereof in whole or in part.

XV. Records

In the event of a discrepancy between Agent's and Company's records regarding insurance placed with Company by Agent, the records of the Company shall control.

XVI. Advertising

     a. Agent may broadcast, publish and distribute materials referring to Company and to its products and services; provided, however, that Agent shall first secure Company's written authorization with respect to any such materials which were not prepared by Company.

     b. With respect to materials which were prepared by Company and which refer to Company and to its products and services, Agent shall not alter any such materials and thereafter broadcast, publish or distribute them as altered without first obtaining Company's written authorization.

     c. Agent shall not employ, reproduce or display Company trademark, service mark, logo or other identifying symbols in any manner whatsoever without first obtaining written authorization from Company.

XVII. Data Entry Systems

     a. With regard to all Company data entry systems, in entering appropriate new business or policy change data into said systems, Agent shall:

          (1) adhere to the current underwriting guides and binding authority for the specific line of business;

          (2) retain on file signed application forms for any new business transactions where required by law;

          (3) retain on file any state-mandated forms that require the insured's signature; and

          (4) correct any data entry errors, whether such errors are discovered by Company or by Agent.

     b. With regard to Company's Personal Property Data Entry System Agent shall retain on file:

          (1)  the Home Cost Estimator;

          (2) the following Company underwriting forms where required by Company underwriting guides:

               (i)  Appraisal;

               (ii) Home Security Credit form;

               (iii) Suburban Rating form;

          (3)  any other form required by Company; and

          (4)  a photograph of the dwelling, if required.

     c.   With regard to Company's Personal Auto Data Entry System, Agent shall:

          (1) retain the following Company underwriting forms where required by Company underwriting guides:

               (i) A. Good Student Certificate; (ii) B. Defensive Driver Certificate; and (iii) C. Anti-Theft Credit form;

          (2)  retain any other forms required by Company;

          (3) forward to the appropriate Branch Office Underwriting Department all Physical Damage Inspection reports and photographs, where required by law; and

          (4) for each applicant, either order an MVR through Company's system or send an MVR to the Company underwriter assigned to Agent.

     d. Company has the right to inspect Agent's files to confirm that Agent is in possession of all documents named herein upon reasonable notice, at any time during normal working hours. Any file criticized as a result of a data entry systems audit shall be corrected by the Agent as soon as practicable.

     e. Agent shall keep all underwriting documents named herein for that period of time required by applicable state law, and in no event for less than three years from the date of policy expiration.

     f. Company agrees to hold Agent harmless from any damages arising directly from the destruction of any or all of the underwriting documents named in this Section XVII when such destruction is due to property damage from natural causes or causes beyond the knowledge and control of Agent.

XVIII. Automatic Compliance

Any provision or stipulation of this Agreement not in accord or compliance with applicable law shall be nonetheless construed to be limited or broadened, as the case may be, to comply with such law.

XIX. Headings

The section headings in this Agreement are for convenience of reference only and shall not affect its interpretation.

XX. Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to principles of conflicts of laws.

XXI. Plural

The singular shall be deemed to include the plural and vice versa as the context may require.

XXII. Agreement Effective

This Agreement supersedes all previous agency agreements, whether written or oral, between Company and Agent, and

     a. shall be effective 9/14/94, ________; and

     b. shall continue in full force and effect until amended, suspended or terminated as elsewhere provided herein.

IN WITNESS WHEREOF, Agent and Company have caused this Agreement to be executed this __________________ day of _____________________________, __________.

For Agent By:                                For Company By:

/s/                                          /s/  Anne E. Cassidy
--------------------------------             -----------------------------------

CHIEF FINANCIAL OFFICER                      Manager
--------------------------------             -----------------------------------
          (Title)                                         (Title)

Agency Code No.:  850116 and 850120

                          Addendum to Agency Agreement

1.   Authority of Agent

     b. The following sentence will be added:

     Company agrees that Binding Authority will not be changed for the purpose of company directly or indirectly assisting another agency in placing similar coverage.

11.  Premium Accounting

     h. The following sentence will be added:

     All financial and accounting records of the Company pertaining to business written through Agency shall be subject to inspection or audit by Agency representatives at all reasonable times.

IV.  Commissions

     b.2. The first sentence of this section is modified to read 360 days in place of 90 days.

     b.3. The first sentence is modified to eliminate Section IX.a.3.

     b.5. This Section is Added to Agreement as follows:

     If this Agreement is terminated under Section IX.a.3. commission payments shall continue to be paid to Agent for the remaining current one-year policy period, subject to earlier termination in accordance with Company's underwriting standards or for nonpayment of premium. At the end of the current one-year policy period commission payments to Agency will cease.

IX.  Termination

     a.2. Is replaced by:

     By Company, immediately with certified return receipt notice to Agent, in the event of Agent's fraud, insolvency, gross and willful misconduct, abandonment or, except for direct billed policies, failure to pay over to Company monies due after receipt of written demand therefor;

     a.3. Change

     Change "without notice" to "with certified return receipt notice".

X.   Ownership of Business

     b. Entire Section is replaced by:

     In the event of termination of the Agreement for any reason except IX.a.1. and or that portion of IX.a.2. excluding "or failure to pay over to Company monies due after receipt of written demand therefor", Agent's records and use and control of expirations shall remain property of Agent: however, to the extent of any unpaid premium on an existing policy, Company shall control the records and expirations regarding the unpaid premium.

XII  Brokered Business

     Section is removed entirely.

XV   Records

     Section is removed entirely.

     This Addendum forms part of the Agency Agreement. All other terms and conditions of the Agency Agreement shall remain the same.

     In Witness Whereof, Agent and Company have caused this Addendum to be signed this _____________________ day of_______________________.



     For Agent by:                     For Company by:

     /s/                               /s/
     -------------------------         ----------------------------------

     CHIEF FINANCIAL OFFICER                       Manager
     -------------------------         ----------------------------------
          (Title)                                 (Title)


Agent Code No(s)

850116

850120

GA\
                                GENERAL     Association and Franchise Branch
                                ACCIDENT    PO Box 108
                                INSURANCE   Philadelphia PA 19105-0108
                                            215 574.1600
                                            215 574 1696 (FAX)


ASSOCIATION & FRANCHISE
BONUS COMMISSION AGREEMENT

General Accident Insurance, its successors or assigns is a party to this Agreement and is severally, but not jointly referred to as the "Company".

Preferred Employers Group Inc.
------------------------------
Name

Suite 301 1125 N.E. 125th St.. N. Miami FL 33161
------------------------------------------------
Address

is party to this Agreement and is referred to as the "Agent". It is agreed between the Company and the Agent that: In consideration of the special effort of the Agent to increase writings of profitable business through the production of association and or franchise business and to comply with all terms of the Agency Agreement between the Company and the Agent dated 9/1/94, the Company agrees to pay
                           ("Agency Agreement")
the Agent as additional compensation to that outlined in the Association & Franchise Commission Schedule to the Agency Agreement, a percentage share of the premiums earned during the Bonus Period.

Definitions

Earned Premium - Written Premium for the Profit Sharing Period, plus unearned premium reserve as of the first day of the Profit Sharing Period, less unearned premium reserve as of the last day of the Profit Sharing Period. This is for direct business only.

Loss Ratio - The loss ratio shown on the Agent's Producer Experience Reports for the Bonus Period, excluding loss ratio attributable to Agent's surety business. This includes both direct & broker business.

Bonus Commission - Amount of compensation due Agent under the terms of this Agreement for the Bonus Period.

Bonus Factor - The percentage amount located at the intersection of the row representing Agent's Written Premium for direct business, for the Bonus Period and the column representing the Agent's Loss Ratio for the Bonus Period as shown on the

General Accident Insurance Company of America, The Camden Fire Insurance Association, Potomac Insurance Company of Illinois, Pennsylvania General Insurance Company, GA Insurance Company of New York, General Assurance Company, PG Insurance Company of New York.

Bonus Commission Schedule which is attached. Both the direct and broker agency codes will be used in the determination of the loss ratio.

Bonus Period - Calendar year for which the Agents Bonus Commission is being calculated.

Qualifying Premium - Minimum amount of direct Written Premium which the Agent must produce during the Bonus Period in order to be eligible for compensation under the terms of this Agreement.

Written Premium - The amount of written premium, excluding surety premium, shown on the Agent's Producer Experience Report for the Bonus Period and generated through the Agency code shown in this Agreement for direct business. All other premium shall be excluded from this number unless inclusion of such premium amount is agreed to in writing by both the Agent and the Company.

Qualification

In order to be eligible for Bonus Commission under the terms of this Agreement, the Agent must produce the minimum premium at the loss ratio shown on the attached Bonus Commission Schedule.

Calculation Provisions

Within 90 days of the end of the Bonus Period, the Company shall determine the Agent's Bonus Commission by multiplying the Agents Earned Premium for such period by the appropriate Bonus Factor. Only the Earned Premium for the direct agency code will be used in this calculation.

There are no Stop Loss Provisions

General Provisions

Amendment

  The Company may amend this Agreement at any time upon sixty (60) days written notice to the Agent. The effective date of such amendment shall be January 1 of the Bonus Period immediately following the calendar year in which such notice is given.

This agreement may be amended at any time upon written agreement of the Company and the Agent.

Offset - The Company may apply any compensation due the Agent under this Agreement toward any indebtedness owed the Company by the Agent, excluding Account Current balances that are not overdue and including any collection cost incurred by the Company.

Suspension of Payment - If the Agent is delinquent in the payment of any monies due the Company or in settling an Account Current balance, any amount due the Agent under this Agreement may be withheld by the Company until such time as payment in full of the balance due is received by the Company. Payment of the Agent's Bonus Commission under this paragraph shall be net of any expenses incurred by the Company in attempting to collect the above referenced delinquent amount.

Termination -

This Agreement may be terminated by either party at any time upon ninety (90) days' written notice to the other.

This Agreement shall terminate immediately upon termination of the Agency Agreement.

No Bonus Commission shall be paid to the Agent for the Bonus Period during which the Agreement terminates.

Assignment - This Agreement shall not be assignable by the Agent except upon the written consent of the Company.

Records - In the event that the records of the Company and of the Agent do not agree for purposes of this Agreement, the records of the Company shall control.

Notices - Any notices required to be given shall be sufficiently given if sent by certified mail, return receipt requested, to the Agent at the address shown on previous page and to the Company at the following address:

     General Accident Insurance Company of America
     436 Walnut Street
     Philadelphia, PA 19105
     Attention: Marketing Department

Governing Law - This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to principles of conflict of laws.

Headings - The section headings in this Agreement are for the convenience of reference only and shall not affect its interpretation.

Supersession - This Agreement supersedes all previous Bonus Commission agreements between the Company and the Agent and shall continue in full force and effect until amended, suspended or terminated.

In Witness Wherof, the Agent and the Company have caused this Agreement to be executed on ________________________________.


     For Agent by:                     For Company by:

     /s/                               /s/
     -------------------------         ----------------------------------

     CHIEF FINANCIAL OFFICER                       Manager
     -------------------------         ----------------------------------
          (Title)                                 (Title)

Direct Agency Code No.: 850116
Broker Agency Code No.: 850120

GA \ Statement of
     Binding Authority
================================================================================

Agency Name: Preferred Employers Group, Inc.

Date: 9/14/94                        Code:   850116 And 850120

1. Binding Authority

     a. Agent's binding authority is subject to all Company underwriting guides. Agent shall not bind Company to any business that is in violation of those guides.

     b. Agent's authority for the following lines of business is set forth opposite each:


 Commercial Lines of Business                                Limits of Liability
--------------------------------------------------------------------------------------------
 Property: Fire, Packages, BOP, GF MCP, MOP/PPP, Plate Glass           1,000,000
--------------------------------------------------------------------------------------------
 Inland Marine: Builders' Risk, Motor Truck Cargo, EDP and
 Contractors' Equipment                                                1,000,000
--------------------------------------------------------------------------------------------
 Burglary:                                                                25,000
--------------------------------------------------------------------------------------------
 Commercial Auto Liability: CSL                                        1,000,000
--------------------------------------------------------------------------------------------
 General Liability:                                                    1,000,000 OCC

 Including Sect. II of Package:                                        2,000,000 PROD. AGG.
 Premises/Operations - Agg/Occur                                       BOP & MCP
 Products/Comp Ops - Agg/Occur                                         1,000,000 OCC
 Personal/Advertising Injury: GF, MCP, BOP                             3,000,000 AGG.
--------------------------------------------------------------------------------------------
 Excess Catastrophe Policy:                                            1,000,000
--------------------------------------------------------------------------------------------
 Workers' Compensation:
 Accident- Each Accident                                                 100,000
 Disease - Policy Limit                                                  500,000
 Disease - Each Employee                                                 100,000
--------------------------------------------------------------------------------------------
Other:
--------------------------------------------------------------------------------------------
 Personal Lines of Business                                  Limits of Liability
--------------------------------------------------------------------------------------------
 Property: Fire, Homeowners                                          N/A
--------------------------------------------------------------------------------------------
 Liability: Homeowners                                               N/A
--------------------------------------------------------------------------------------------
 Personal IM: Per Item                                               N/A
              Per Schedule
--------------------------------------------------------------------------------------------
 Personal Auto: Liability                                            N/A
--------------------------------------------------------------------------------------------
 Personal Umbrella:                                                  N/A
--------------------------------------------------------------------------------------------
 Other:                                                              N/A
--------------------------------------------------------------------------------------------

                                      BONUS COMMISSION
                               Preferred Employers Group Inc.


 Written Premium                                  Loss Ratio
------------------------------------------------------------------------------------------------------------------
                            0-29.9      30-39.9       40-44.9      45-49.9       50-52.9     53-54.9    55.0 & Up
------------------------------------------------------------------------------------------------------------------
Less Than 500,000               0            0            0             0            0         0          0
------------------------------------------------------------------------------------------------------------------
500,001-1,250,000             6.5          4.5          3.0           1.5           .5         0          0
------------------------------------------------------------------------------------------------------------------
1,250,001 -2,000,000          7.0          5.1          3.6           2.2          1.2         0          0
------------------------------------------------------------------------------------------------------------------
2,000,001 -2,750,000          7.5          5.7          4.2           2.9          1.9         0          0
------------------------------------------------------------------------------------------------------------------
2,750,001 -3,500,000          8.0          6.3          4.8           3.6          2.6         .5         0
------------------------------------------------------------------------------------------------------------------
3,500,001-4,000,000           8.5          6.9          5.4           4.3          3.3         1.0        O
------------------------------------------------------------------------------------------------------------------
Greater Than 4,000,001        9.0          7.5          6.0           5.0          4.0         2.0        0
------------------------------------------------------------------------------------------------------------------

For Agent By:                                     For Company By:

/s/                                               /s/
-----------------------------                     ------------------------------

CHIEF FINANCIAL OFFICER                                Manager
-----------------------------                     ------------------------------
(Title)                                           (Title)

                                                       2/2/95
-----------------------------                     ------------------------------
(Date)                                            (Date)


Agency Code No (s)  Direct 850116
                    Brokered 850120

GA\ Association & Franchise
    Commission Schedule
================================================================================
A & F
Agency Code(s) 850116        Agency name Preferred Employers Group Inc. (Direct)

State Florida

In accordance with the terms of the Agency Agreement to which this is attached, the rates of commission payable on Association & Franchise business for each of the following lines of business and the effective date of each rate are as follows:


                                                                  All companies
                                                                 ------------------------------------------------------------
1. Commercial Property Policies                                   New                Renewal             Effective Date
                                                                 ------------------------------------------------------------
     (a) Comm. Fire & Allied Lines
                                                                 ------------------------------------------------------------
     (b) Commercial Package                                        15                  15                     9/21/94
                                                                 ------------------------------------------------------------
     (c) Business Owners                                           15                  15                     9/21/94
                                                                 ------------------------------------------------------------
     (d) Master Craftsman
                                                                 ------------------------------------------------------------
     (e) Premier Property Policy                                   15                  15                     9/21/94
                                                                 ------------------------------------------------------------
     (f) Other Comm. Inland Marine                                 15                  15                     9/21/94
                                                                 ------------------------------------------------------------
2. Commercial Casualty Policies

     (a) Commercial Auto                                           10                 10                      9/21/94
                                                                 ------------------------------------------------------------
     (b) General Liability
                                                                 ------------------------------------------------------------
     (c) Professional Liability
                                                                 ------------------------------------------------------------
     (d) Commercial Umbrella                                       10                  10                     9/21/94
                                                                 ------------------------------------------------------------
     (e) Workers' Comp graded from                                 10                  10                     9/21/94
                                                                 ------------------------------------------------------------

     (f) Plate Glass
                                                                 ------------------------------------------------------------
     (g) Burglary
                                                                 ------------------------------------------------------------
     (h) Surety
                                                                 ------------------------------------------------------------
          Contract
                                                                 ------------------------------------------------------------
          Non Contract

3. Personal Property Policies
     (a) Dwelling Fire & Allied Lines
                                                                 ------------------------------------------------------------
     (b) Homeowners - Owners
         (including inland marine forms attached thereto)
                                                                 ------------------------------------------------------------
     (c) Homeowners - Tenants
         (including inland marine forms attached thereto)
                                                                 ------------------------------------------------------------
     (d) Personal Inland Marine

4. Personal Casualty Policies
     (a) Private Passenger Automobile policies except as listed in (b) below
                                                                 ------------------------------------------------------------
     (b) Class 2 or class codes 82-89
                                                                 ------------------------------------------------------------
     (c) Personal Umbrella


GA\ Association & Franchise
    Commission Schedule
================================================================================
A & F
Agency Code(s) 850120      Agency name Preferred Employers Group Inc. (Brokered)

State Florida

In accordance with the terms of the Agency Agreement to which this is attached, the rates of commission payable on Association & Franchise business for each of the following lines of business and the effective date of each rate are as follows:


                                                                  All companies
                                                                 ------------------------------------------------------------
1. Commercial Property Policies                                   New                Renewal             Effective Date
                                                                 ------------------------------------------------------------
     (a) Comm. Fire & Allied Lines
                                                                 ------------------------------------------------------------
     (b) Commercial Package                                        20                  20                     9/21/94
                                                                 ------------------------------------------------------------
     (c) Business Owners                                           20                  20                     9/21/94
                                                                 ------------------------------------------------------------
     (d) Master Craftsman
                                                                 ------------------------------------------------------------
     (e) Premier Property Policy                                   20                  20                     9/21/94
                                                                 ------------------------------------------------------------
     (f) Other Comm. Inland Marine
                                                                 ------------------------------------------------------------
2. Commercial Casualty Policies

     (a) Commercial Auto                                           10                  10                     9/21/94
                                                                 ------------------------------------------------------------
     (b) General Liability
                                                                 ------------------------------------------------------------
     (c) Professional Liability
                                                                 ------------------------------------------------------------
     (d) Commercial Umbrella                                       10                  10                     9/21/94
                                                                 ------------------------------------------------------------
     (e) Workers' Comp graded from                                 10                  10                     9/21/94
                                                                 ------------------------------------------------------------

     (f) Plate Glass
                                                                 ------------------------------------------------------------
     (g) Burglary
                                                                 ------------------------------------------------------------
     (h) Surety
                                                                 ------------------------------------------------------------
          Contract
                                                                 ------------------------------------------------------------
          Non Contract

3. Personal Property Policies
     (a) Dwelling Fire & Allied Lines
                                                                 ------------------------------------------------------------
     (b) Homeowners - Owners
         (including inland marine forms attached thereto)
                                                                 ------------------------------------------------------------
     (c) Homeowners - Tenants
         (including inland marine forms attached thereto)
                                                                 ------------------------------------------------------------
     (d) Personal Inland Marine

4. Personal Casualty Policies
     (a) Private Passenger Automobile policies except as listed in (b) below
                                                                 ------------------------------------------------------------
     (b) Class 2 or class codes 82-89
                                                                 ------------------------------------------------------------
     (c) Personal Umbrella
